UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2009

Strategic Storage Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-53644

MD	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On July 17, 2009, the Registrant, through two wholly-owned subsidiaries of the Registrant's operating partnership, closed on the purchase of self storage facilities located in Erlanger, Kentucky ("Erlanger Property") and Florence, Kentucky ("Florence Property") (collectively, the "Security Self Storage Portfolio"). The Registrant purchased the Security Self Storage Portfolio from Security Self Storage Inc., an unaffiliated third party, for a purchase price of $9,700,000 plus closing costs and acquisition fees. The Registrant paid its advisor $242,500 in acquisition fees in connection with this acquisition.

The Security Self Storage Portfolio is located within the greater Cincinnati metropolitan area, which encompasses Northern Kentucky, Southeast Indiana and Southwest Ohio.

The Erlanger Property is an approximately 610-unit self storage facility that sits on approximately 5 acres and contains approximately 63,700 rentable square feet of self storage space, located at 2900 Crescent Springs Road in Erlanger, Kentucky, approximately 5 miles south of downtown Cincinnati, Ohio. It was constructed in 1987.

The Florence Property is an approximately 890-unit self storage facility that sits on approximately 10 acres and contains approximately 126,300 rentable square feet of self storage space, located at 8080 Steilen Drive in Florence, Kentucky, approximately 9 miles south of downtown Cincinnati, Ohio. It was constructed in phases in 1982 and 1995.

Item 7.01. Regulation FD Disclosure

On July 20, 2009, the Registrant issued a press release regarding the closing of the acquisition of the Security Self Storage Portfolio. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Real Estate Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financials (audited or unaudited) are available at this time, the Registrant hereby confirms that it intends to file the required financial statements on or before October 2, 2009 by amendment to this Form 8-K.

(b) Pro forma financial information.

See paragraph (a) above.

(d) Exhibits.

99.1 Press Release Announcing the Acquisition of the Security Self Storage Portfolio.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust, Inc.
Date: July 20, 2009	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer